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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549
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                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



         Date of Report                     September 30, 1994
(Date of Earliest event reported)


                        KELLWOOD COMPANY

     (exact name of registrant as specified in its charter)

                            DELAWARE
         (State or other jurisdiction of incorporation)


         1-7340                                36-2472410
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(Commission File Number)           (IRS Employer Identification Number)


600 Kellwood Parkway, P.O. Box 14374, St. Louis, Missouri          63178
(Address of principal executive offices)                         (Zip Code)


                          314-576-3100
      (Registrant's telephone number, including area code)




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Item 2 - Acquisition of Assets
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On September 30, 1994, the registrant acquired all of the issued and outstanding stock of Halmode Apparel, Inc. (the "Company") pursuant to a Stock Purchase Agreement dated August 24, 1994, as amended September 30, 1994.

The consideration paid on September 30, 1994, consisted of a $40,750,000 cash fixed purchase price payment. In addition, a deferred purchase price of $2,250,000 is to be paid in two cash installments on September 30, 1995 and 1996; also, the sellers may be entitled to a cash contingent purchase price covering a five year period beginning October 1, 1994 and ending September 30, 1999. The annual contingent purchase price payment for each period will be determined based upon the Company's earnings.

The stock was purchased from the shareowners of the Company. There is no material relationship between the sellers and the registrant or any of its affiliates, any director or officer of the registrant, or any associate of any such director or officer.

The source of the funds for the acquisition was the registrant's existing line of credit.

The assets of the Company were used in the design, manufacture and marketing of dresses, junior sportswear, maternitywear and uniforms. The registrant intends to continue such use.



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Item 7 - Financial Statements and Exhibits
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(a)  Financial statements of Halmode Apparel, Inc.:

     Condensed balance sheet at July 31, 1994
     Condensed statement of earnings for the seven months ended
          July 31, 1994
     Condensed statement of cash flows for the seven months ended
          July 31, 1994
     Note to condensed financial statements

     Report of independent certified public accountants
     Balance sheet at December 31, 1993
     Statement of income and retained earnings for the year ended
          December 31, 1993
     Statement of cash flows for the year ended December 31, 1993
     Notes to financial statements

(b)  Pro forma financial information:

     Consolidated balance sheet at July 31, 1994
     Consolidated statement of earnings for the three months ended
     July 31, 1994
     Consolidated statement of earnings for the year ended
     April 30, 1994

(c)  Exhibits:

     S.E.C. Exhibit
     Reference No.       Description
     --------------      -----------
         2.1             Stock purchase agreement for the stock
                         of Halmode Apparel, Inc. dated
                         August 24, 1994, filed herewith

         2.2             Amendment to stock purchase agreement
                         dated September 30, 1994, filed herewith

        99.1             Financial statements of Halmode Apparel,
                         Inc. as of and for the period ended
                         July 31, 1994, filed herewith

        99.2             Financial statements of Halmode Apparel,
                         Inc. as of and for the year ended
                         December 31, 1993, filed herewith

        99.3             Pro forma financial statements, filed
                         herewith



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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 Kellwood Company


Date:  October 12, 1994            /s/ James C. Jacobsen
                                   ----------------------------------
                                   James C. Jacobsen
                                   Executive Vice President Administration
                                   (Chief Financial Officer)



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